Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Edward F. Feighan, Chairman of the Board, President and Chief Executive Officer of ProCentury Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the quarterly report on Form 10-Q of the Company for the period ended June 30, 2005 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward F. Feighan

Edward F. Feighan
Chairman of the Board, President and Chief Executive Officer
September 1, 2005